American Century World Mutual Funds, Inc. Prospectus Supplement NT International Growth Fund
Supplement dated December 1, 2017 ■ Prospectus dated April 1, 2017

The following is added to the Portfolio Managers section on page 5 of the prospectus:
Portfolio Managers
Jim Zhao, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following is added to The Fund Management Team section on page 9 of the prospectus:
Jim Zhao
Mr. Zhao, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2009 as a senior investment analyst. He became a vice president and senior investment analyst in 2016 and a vice president and portfolio manager in 2017. He has a bachelor’s degree in physics and a master’s degree in civil and environmental engineering from Clarkson University and an MBA from Carnegie Mellon University. He is a CFA charterholder.

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